UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2009

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices, Including Zip Code)

(617) 492-5554

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 20, 2009, Molecular Insight Pharmaceuticals, Inc. (the “Company”) entered into a Supply Agreement (the “Supply Agreement”) with BioMedica Life Sciences, S.A., Athens, Greece (“BioMedica”). The Supply Agreement provides that BioMedica will purchase exclusively from the Company, and the Company will be the exclusive supplier of, the Onalta™ brand  90-Y edotreotide radiotherapeutic (“Onalta”) for compassionate use and registration clinical trials within the territories in which BioMedica has the exclusive sub-license with respect to Onalta. BioMedica obtained such sub-license pursuant to a Territory License Agreement entered into between BioMedica and the Company in September 2009. The term of the Supply Agreement is ten years.

On October 20, 2009, the Company also entered into a Facility Setup and Contract Manufacturing Agreement (the “Manufacturing Agreement”) with Eckert & Ziegler Nuclitec GmbH, Braunschweig, Germany (“EZN”). The Manufacturing Agreement provides that EZN will construct a commercial suite at EZN’s manufacturing site in Braunschweig, Germany and will use such commercial suite exclusively to manufacture and supply Onalta to the Company for compassionate use and registration clinical trials within the BioMedica territories. The term of the Manufacturing Agreement is ten years.

The above descriptions of the Supply Agreement and the Manufacturing Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements, which will be filed in accordance with SEC rules and regulations.

Item 7.01	Regulation FD Disclosure

On October 21, 2009, the Company issued a press release announcing entry into the Supply Agreement with BioMedica and the Manufacturing Agreement with Eckert & Ziegler. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities thereunder, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished pursuant to Item 7.01:

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., issued October 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 22nd day of October, 2009.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

By:	/S/ CHARLES H. ABDALIAN, JR.
Name:	Charles H. Abdalian, Jr.
Title:	Vice President of Finance and Chief Financial Officer

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., issued October 21, 2009.

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